                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Company [X]

Filed by a Party other than the Company [_]

Check the appropriate box:                [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[_] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               KOO KOO ROO, INC.
                 (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

                                      N/A
     (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE COMPANY)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
         Common Stock, par value $.01 per share, of Koo Koo Roo, Inc. ("Common Stock")

    (2)  Aggregate number of securities to which transaction applies:
         55,000,000 (54,480,966 outstanding shares of Common Stock)

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $1.703125 (average of high and low prices on June 29, 1998)

    (4)  Proposed maximum aggregate value of transaction:
         $93,671,875

    (5)  Total fee paid:
         Fee offset pursuant to Rule 14a-6(j) (see below)

[_] Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.: Form S-4 (File No. 333-58281)

    (3)  Filing Party: Family Restaurants, Inc.

    (4)  Date Filed: July 1, 1998

                               KOO KOO ROO, INC.
                    11075 SANTA MONICA BOULEVARD, SUITE 225
                             LOS ANGELES, CA. 90025



                               IMPORTANT REMINDER


                                                                October 16, 1998



Dear Fellow Stockholder:


     WE ARE WRITING TO INFORM YOU THAT TO DATE YOUR PROXY HAS NOT BEEN RECEIVED FOR THE SPECIAL MEETING OF STOCKHOLDERS OF KOO KOO ROO, INC. WE URGE YOU TO RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

     The Special Meeting of Stockholders of Koo Koo Roo, Inc. is scheduled for October 30, 1998. TIME IS RUNNING OUT TO VOTE YOUR SHARES!


     YOUR VOTE IS IMPORTANT TO US NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN AND WILL HAVE IMPORTANT CONSEQUENCES FOR THE FUTURE OF THE COMPANY.


     As indicated in the proxy statement, the Board of Directors of Koo Koo Roo, Inc. has carefully considered the terms and conditions of the proposed merger and has unanimously determined that the merger is in the best interests of Koo Koo Roo, Inc. and its stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER.



     PLEASE REMEMBER THAT A PROXY WHICH IS NOT RETURNED HAS THE SAME EFFECT AS VOTING AGAINST THE MERGER (ITEM 1 ON THE PROXY CARD).
       -------

     We are pleased to announce that Institutional Shareholder Services (ISS), the nation's leading independent proxy advisory firm, has released a report recommending that stockholders vote for the approval of the merger.

     We appreciate your prompt attention to voting your shares and thank you for your continued support.


Sincerely yours,



A. William Allen III                  Lee A. Iacocca
Chief Executive Officer               Acting Chairman of the Board

-------------------------------------------------------------------------------

              FOR INFORMATION OR ASSISTANCE IN VOTING YOUR SHARES
                   BY EITHER MAIL OR TELEPHONE, PLEASE CALL:


                           MacKenzie Partners, Inc.


          (800)322-2885  Toll Free                (212)929-5500  Collect.

-------------------------------------------------------------------------------